REPORT OF
INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

To the Trustees of
Eaton Vance Municipals
Trust II and
Shareholders of Eaton
Vance TABS Short-
Term Municipal Bond
Fund and Eaton Vance
TABS Intermediate-
Term Municipal Bond
Fund:

In planning and
performing our audits of
the financial statements
of Eaton Vance TABS
Short-Term Municipal
Bond Fund and Eaton
Vance TABS
Intermediate-Term
Municipal Bond Fund
(collectively, the
"Funds") (certain of the
funds constituting Eaton
Vance Municipals Trust
II) as of and for the year
ended January 31,
2017, in accordance
with the standards of the
Public Company
Accounting Oversight
Board (United States),
we considered the
Funds' internal control
over financial reporting,
including controls over
safeguarding securities,
as a basis for designing
our auditing procedures
for the purpose of
expressing our opinion
on the financial
statements and to
comply with the
requirements of Form N-
SAR, but not for the
purpose of expressing
an opinion on the
effectiveness of the
Funds' internal control
over financial reporting.
Accordingly, we express
no such opinion.

The management of the
Funds is responsible for
establishing and
maintaining effective
internal control over
financial reporting. In
fulfilling this
responsibility, estimates
and judgments by
management are
required to assess the
expected benefits and
related costs of controls.
A fund's internal control
over financial reporting
is a process designed to
provide reasonable
assurance regarding the
reliability of financial
reporting and the
preparation of financial
statements for external
purposes in accordance
with generally accepted
accounting principles. A
fund's internal control
over financial reporting
includes those policies
and procedures that (1)
pertain to the
maintenance of records
that, in reasonable
detail, accurately and
fairly reflect the
transactions and
dispositions of the
assets of the fund; (2)
provide reasonable
assurance that
transactions are
recorded as necessary
to permit preparation of
financial statements in
accordance with
generally accepted
accounting principles,
and that receipts and
expenditures of the fund
are being made only in
accordance with
authorizations of
management of the fund
and trustees of the trust;
and (3) provide
reasonable assurance
regarding prevention or
timely detection of
unauthorized
acquisition, use, or
disposition of a fund's
assets that could have a
material effect on the
financial statements.

Because of its inherent
limitations, internal
control over financial
reporting may not
prevent or detect
misstatements. Also,
projections of any
evaluation of
effectiveness to future
periods are subject to
the risk that controls
may become
inadequate because of
changes in conditions,
or that the degree of
compliance with the
policies or procedures
may deteriorate.

A deficiency in internal
control over financial
reporting exists when
the design or operation
of a control does not
allow management or
employees, in the
normal course of
performing their
assigned functions, to
prevent or detect
misstatements on a
timely basis. A material
weakness is a
deficiency, or a
combination of
deficiencies, in internal
control over financial
reporting, such that
there is a reasonable
possibility that a
material misstatement of
a fund's annual or
interim financial
statements will not be
prevented or detected
on a timely basis.

Our consideration of the
Funds' internal control
over financial reporting
was for the limited
purpose described in
the first paragraph and
would not necessarily
disclose all deficiencies
in internal control that
might be material
weaknesses under
standards established
by the Public Company
Accounting Oversight
Board (United States).
However, we noted no
deficiencies in the
Funds' internal control
over financial reporting
and its operation,
including controls for
safeguarding securities
that we consider to be a
material weakness, as
defined above, as of
January 31, 2017.

This report is intended
solely for the information
and use of management
and the Trustees of
Eaton Vance Municipals
Trust II and the
Securities and
Exchange Commission
and is not intended to
be and should not be
used by anyone other
than these specified
parties.

/s/ Deloitte & Touche
LLP

Boston, Massachusetts
March 21, 2017